COLONIAL GOVERNMENT MONEY MARKET FUND

                            Supplement to Prospectus
                             dated December 27, 1996


The third paragraph under the caption HOW TO EXCHANGE SHARES is amended as follows:

Purchasers of $1 million or more of Class A shares of other Colonial funds who exchange their shares for Class A shares of the Fund and redeem those Fund shares within 18 months after the original investment are subject to a 1.00% contingent deferred sales charge.












MM-36/464D-0397                 March 12, 1997